EXHIBIT 1
                          Joint Filing Agreement
                          ----------------------

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01, of Fisher Scientific International, Inc., a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by
Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

DLJ Merchant Banking Partners II, L.P.
by: DLJ Merchant Banking II, Inc.
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Merchant Banking Partners II-A, L.P.
by: DLJ Merchant Banking II, Inc.
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Millennium Partners, L.P.
by: DLJ Merchant Banking II, Inc.
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Millennium Partners-A, L.P.
by: DLJ Merchant Banking II, Inc.
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer


DLJ EAB Partners, L.P.
by: DLJ LBO Plans Management Corporation
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President and Secretary

DLJ Offshore Partners II, C.V.
by: DLJ Merchant Banking II, Inc.
its: Advisory General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Merchant Banking II, LLC
by: DLJ Merchant Banking II, Inc.
its: Managing Member


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer



DLJ Merchant Banking II, Inc.


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Diversified Partners, L.P.
by: DLJ Diversified Partners, Inc.
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Diversified Partners-A L.P.
by: DLJ Diversified Partners, Inc.
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Diversified Associates, L.P.
by: DLJ Diversified Partners, Inc.
its: General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer

DLJ Diversified Partners, Inc.


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer



DLJ First ESC, L.P.
by: DLJ LBO Plans Management Corporation
its: Managing General Partner


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President and Secretary

DLJ ESC II, L.P.
by: DLJ LBO Plans Management Corporation
its: Managing General Partner




By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President and Secretary


DLJ LBO Plans Management Corporation

By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President and Secretary



DLJMB Funding II, Inc.


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary



DLJ Capital Investors, Inc.


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Secretary and Treasurer



UK Investment Plan 1997 Partners
by: UK Investment Plan 1997, Inc.


By: /s/ Majorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President, Secretary and Treasurer

UK Investment Plan 1997, Inc.


By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President, Secretary and Treasurer







Donaldson, Lufkin & Jenrette, Inc.




By: /s/ Marjorie S. White
    -----------------------------------
Name: Marjorie S. White
Title: Vice President and Secretary




The Equitable Companies Incorporated




By: /s/ Alvin H. Fenichel
    -----------------------------------
Name: Alvin H. Fenichel
Title: Senior Vice President and Controller




AXA-UAP
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
Alpha Assurances Vie Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee


Signed on behalf of each of the above




By: /s/ Alvin H. Fenichel
    -----------------------------------
Name: Alvin H. Fenichel
Title: Attorney-in-fact